Exhibit 10.74

                                     WAIVER


         WAIVER (this "Waiver"), dated as of March 25, 1998, among PENN NATIONAL GAMING, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), CORESTATES BANK, N.A., as Co-Agent (the "Co-Agent"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, the Borrower, the Banks, the Co-Agent, and the Agent are parties to a Credit Agreement, dated as of November 27, 1996 and amended and restated as of December 17, 1997 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, the parties hereto wish to further modify the Credit Agreement as herein provided; and

         WHEREAS, subject to the terms and conditions of this Waiver, the parties hereto agree as follows;

         NOW THEREFORE, it is agreed:

         1. The Banks hereby waive any Default or Event of Default that may have arisen under the Credit Agreement solely as a result of the Borrower failing to comply with Section 8.09, 8.10 or 8.11 of the Credit Agreement, in each case for the Test Period ending on December 31, 1997.

         2. The Banks hereby waive any requirement that the Borrower comply with Sections 8.09 and 8.11 during the period from January 1, 1998 through March 30, 1998. It is hereby understood and agreed that the Borrower shall be in compliance with such Sections on and after March 31, 1998.

         3. This Waiver shall become effective on the date (the "Waiver Effective Date") when the Borrower, the Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

         4. In order to induce the Banks to enter into this Waiver, the Borrower hereby represents and warrants that:


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         (a) no Default or Event of Default exists on the Waiver Effective Date, after giving effect to this Waiver; and

         (b) on the Waiver Effective Date, and after giving effect to this Waiver, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as though such representations and warranties were made on the Waiver Effective Date.

         5. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Agent.

         6. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         7. From and after the Waiver Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

         8. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                                      * * *




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


         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.



                                         PENN NATIONAL GAMING, INC.


                                         By: /s/ ROBERT S. IPPOLITO
                                             ----------------------------------
                                               Title: Chief Financial Officer


                                         BANKERS TRUST COMPANY,
                                                  Individually and as Agent


                                         By: /s/ DAVID J. BELL
                                             ----------------------------------
                                               Title: Vice President


                                         CORESTATES BANK, N.A.


                                         By: /s/ DONALD W. HOUNL
                                             ----------------------------------
                                               Title: Senior Vice President




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